Short-Term Bank Loan	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Short-term Bank Loan

Note 10 – Short-term Bank Loan

On March 19, 2021, Shanghai Juhao entered into a loan agreement with Shanghai Bank to borrow RMB 17 million for working capital needs. Interest of the loan is 4.6% per annum. The loan is guaranteed by Jowell Tech, who signed a maximum pledge agreement with Shanghai Bank and agreed to pledge its deposit of $2.999 million as collaterals to secure RMB 17 million loans so that the Shanghai Juhao may borrow from Shanghai Bank during the period of March 19, 2021 to March 18, 2022. As of December 31, 2021, the outstanding balance was RMB 17,000,000 (equivalent of $2,672,366 as of December 31, 2021). In March 2022, Shanghai Juhao renewed this loan with Shanghai Bank with the same interest rate and a new maturity date of March 21, 2023. The pledge agreement was also renewed by Jowell Tech with Shanghai Bank on the same date.